                                                                    EXHIBIT 10.6

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


          THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of September 30, 1996 (this "Agreement"), is made by and among Petersen Holdings, L.L.C., a Delaware limited liability company ("Holdings"), Petersen Investment Corp., a Delaware corporation ("PIC"), BrightView Communications Group, Inc., a Delaware corporation ("Manager"), Petersen Publishing Company, a California corporation ("PPC"), Willis Stein & Partners, L.P. ("Willis Stein"), and the other Persons set forth on Schedule A hereto. The Persons identified as Purchasers of Holdings Units on Schedule A hereto are referred to (in their capacities as Purchasers of Holdings Units) collectively as the "Holdings Purchasers" and each individually as a "Holdings Purchaser." The Persons identified as Purchasers of PIC Stock (as defined herein) on Schedule A hereto are referred to (in their capacities as Purchasers of PIC Stock) collectively as the "PIC Purchasers" and each individually as a "PIC Purchaser." The Persons identified as Purchasers of Manager Common Stock (as defined herein) on Schedule A hereto are referred to (in their capacities as Purchasers of Manager Common Stock) collectively as the "Manager Purchasers" and each individually as a "Manager Purchaser." The Holdings Purchasers, the PIC Purchasers and the Manager Purchasers are sometimes referred to collectively as the "Purchasers," and each individually as a "Purchaser." Holdings, PIC and Manager are sometimes referred to collectively as the "Issuers" and each individually as an "Issuer." Contemporaneously with the execution of this Agreement, pursuant to and in accordance with the Asset Purchase Agreement, dated as of August 15, 1996 (as amended from time to time in accordance with its terms, the "Asset Purchase Agreement") between Manager and PPC, after assignment by Manager to Holdings and to Petersen Publishing Company, L.L.C., a Delaware limited liability company and a Subsidiary of Holdings ("Operating LLC"), of certain of its rights under the Asset Purchase Agreement to purchase publishing assets from PPC, Manager, Holdings and Operating LLC shall purchase substantially all of the assets of PPC. Contemporaneously with the execution of this Agreement, (i) the parties to this Agreement will enter into a Securityholders Agreement (as amended from time to time in accordance with its terms, the "Securityholders Agreement") and (ii) the parties hereto (other than the PIC Purchasers) will enter into the Limited Liability Company Agreement of Petersen Holdings, L.L.C. (as amended from time to time in accordance with its terms, the "Holdings LLC Agreement"). Certain capitalized terms used herein are defined in Section 11 hereof.

          The parties hereto agree as follows:

          Section 1.    Authorization of Issuance and Sale of Securities.

          1A. Holdings will authorize the issuance and sale to the Holdings Purchasers of an aggregate of 385,508.55 its Class A Common Units (the
"Holdings Class A Common Units"), an aggregate of 2,250 of its Class B Common Units (the "Holdings Class B Common Units"), an aggregate of 2,250 of its Class
C Common Units (the "Holdings Class C Common Units," and collectively with the Holdings Class A Common Units and the Holdings Class B Common Units, the "Holdings Common Units") and an aggregate of 366,966 of its Preferred Units
(the "Holdings
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Preferred Units," and collectively with the Holdings Common Units, the "Holdings
Units"), each having the rights and preferences set forth in the Holdings LLC Agreement.

          1B. PIC will authorize the issuance and sale to the PIC Purchasers of an aggregate of 121,000 shares of its Common Stock, par value $.01 per share ("PIC Common Stock") and an aggregate of 121,000 shares of its Preferred Stock, par value $.01 per share (the "PIC Preferred Stock," and collectively with the PIC Common Stock, the "PIC Stock"), each having the rights and preferences set forth in the Certificate of Incorporation of PIC (the "PIC Certificate") in the form set forth in Exhibit A attached hereto.

          1C. Manager will authorize the issuance and sale to the Manager Purchasers of an aggregate of 2,106 shares of its Class A Common Stock, par value $.01 per share (the "Manager Class A Common Stock") and an aggregate of 1,200 shares of its Class B Common Stock (the "Manager Class B Common Stock" and collectively with the Manager Class A Common Stock, the "Manager Common Stock"), each having the rights and preferences set forth in the Certificate of Incorporation of Manager (the "Manager Certificate") in the form set forth in Exhibit B attached hereto.

          Section 2.    Purchase and Sale of Securities.

          2A. Purchase and Sale of Holdings Interests. Subject to the terms and conditions set forth herein, Holdings will sell to each Holdings Purchaser, and each Holdings Purchaser will purchase from Holdings, the number of Holdings Class A Common Units and the number of Holdings Preferred Units set forth opposite such Holdings Purchaser's name where it appears under the designation of "Investor" on Schedule A hereto for the aggregate purchase price in cash (or, in the case of PPC, in value of assets) set forth opposite such Holdings Purchaser's name where it appears under the designation of "Investor" on Schedule A hereto.

          2B. Purchase and Sale of PIC Stock. Subject to the terms and conditions set forth herein, PIC will sell to each PIC Purchaser and each PIC Purchaser will purchase from PIC the number of shares of PIC Common Stock and PIC Preferred Stock set forth opposite such PIC Purchaser's name on Schedule A hereto for the aggregate purchase price in cash set forth opposite such PIC Purchaser's name on Schedule A hereto.

          2C. Purchase and Sale of Manager Common Stock. Subject to the terms and conditions set forth herein, Manager will sell to each Manager Purchaser and each Manager Purchaser will purchase from Manager the number of shares of Manager Class A Common Stock and the number of shares of Manager Class B Common Stock set forth opposite such Manager Purchaser's name on Schedule A hereto for the aggregate purchase price in cash (or, in the case of PPC, in value of assets) set forth opposite such Manager Purchaser's name on Schedule A hereto.

          2D. Purchase and Sale of Executive Securities. Subject to the terms and conditions set forth herein, Holdings will sell to each Holdings Purchaser designated as an "Executive" on Schedule A hereto (an "Executive"), and each Executive will purchase from Holdings, the number of Holdings Class A Common Units, Holdings Class B Common Units and Holdings Class C Common Units set forth opposite such Executive's name where it appears under the designation of "Executive" on Schedule A hereto for the aggregate purchase price in cash set

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forth opposite such Executive's name where it appears under the designation of
"Executive" on Schedule A hereto.

          2E.    The Closing.  The closing of the sale and purchase of Holdings
Units, the PIC Stock and Manager Common Stock (the "Closing") will take place at the offices of O'Melveny & Myers, LLP, 400 South Hope Street, Los Angeles, California on September 30, 1996 at 9:00 A.M., or at such other place and/or time as the parties shall mutually agree. At the Closing: (i) Holdings shall issue and sell to each Holdings Purchaser the Holdings Units to be purchased by such Holdings Purchaser in accordance with the Holdings LLC Agreement and subject to the terms and conditions set forth herein, (a) such Holdings Purchaser (other than PPC and Manager) shall pay to Holdings the purchase price therefor by wire transfer of immediately available funds to a bank account designated by Holdings, (b) and PPC shall contribute to Holdings assets with an agreed value of $24,750,000, and (c) Manager shall pay to Holdings $1,237,700 by wire transfer of immediately available funds to a bank account designated by Holdings and shall contribute to Holdings assets with an agreed value of $250,000, (ii) PIC will deliver to each PIC Purchaser a certificate (or certificates) evidencing the shares of PIC Stock to be purchased by such PIC Purchaser, registered in the name of such PIC Purchaser or such other name as such PIC Purchaser shall designate, and, subject to the terms and conditions set forth herein, such PIC Purchaser shall pay to PIC the purchase price therefor by wire transfer of immediately available funds to a bank account designated by PIC and (iii) Manager will deliver to each Manager Purchaser a certificate (or certificates) evidencing the shares of Manager Common Stock to be purchased by such Manager Purchaser, registered in the name of such Manager Purchaser or such other name as such Manager Purchaser shall designate, and, subject to the terms and conditions set forth herein, such Manager Purchaser (other than PPC) shall pay to Manager the purchase price therefor by wire transfer of immediately available funds to a bank account designated by Manager and PPC shall contribute to Manager assets with an agreed value of $250,000.

          Section 3. Conditions of each Purchaser's Obligation at the Closing. The obligation of each Purchaser to purchase and pay for the Securities to be purchased by such Purchaser at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          3A. Representations and Warranties. The representations and warranties made in this Agreement by each Issuer of Securities to be issued to such Purchaser shall be true and correct at and as of the Closing.

          3B. Sale of Securities; Consummation of each Other Transaction. Each Issuer from which such Purchaser is to purchase Securities hereunder shall have sold to such Purchaser such Securities and each other purchase and sale to each other Purchaser of Securities contemplated to occur at the Closing shall have been consummated in accordance with the terms of this Agreement.

          3C. Securities Law Compliance. Each Issuer shall have made all filings under all applicable federal and state securities laws necessary to consummate each purchase and sale of Securities by such Issuer contemplated to occur at the Closing in compliance with such laws.

          3D. Securityholders Agreement and Limited Liability Company Agreement. The Issuers and the Purchasers shall have entered into the Securityholders Agreement in the form set

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forth in Exhibit C attached hereto and the Securityholders Agreement shall be in full force and effect as of the Closing and the Holdings Purchasers and the other members of Holdings shall have entered into the Holdings LLC Agreement.

          3E. Closing Documents. Each Issuer shall have delivered to each Purchaser purchasing Securities from such Purchaser each of the following documents:

          (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Section 1 and Sections 3A through 3C, inclusive, with respect to such Issuer have been fully satisfied;

          (ii) certified copies of the resolutions duly adopted by each Issuer, authorizing the execution, delivery and performance of this Agreement, the Securityholders Agreement and each of the other agreements contemplated hereby, and the issuance and sale of the Securities to be issued by such Issuer hereunder;

          (iii) with respect to Holdings, certified copies of its Certificate of Formation and the Holdings LLC Agreement, and with respect to each of PIC and Manager, certified copies of its Certificate of Incorporation and bylaws, each as in effect at the Closing; and

          (iv) such other documents relating to the transactions contemplated by this Agreement as any Purchaser or its counsel may reasonably request.

          3F. Consummation of Acquisition and Financing Transactions. The transactions contemplated by the Asset Purchase Agreement, the Credit Agreement and the Subordinated Credit Agreement shall be consummated contemporaneously with the consummation of the transactions contemplated by this Agreement or all conditions to the obligations of the parties thereto shall have been either satisfied or waived.

          3G. Legal Opinion. Each Purchaser shall have received from Kirkland & Ellis, in its capacity as special counsel to the Issuers, an opinion substantially in the form set forth in Exhibit A hereto.

          3H. Proceedings. All proceedings taken or required to be taken by the Issuers in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be satisfactory in form and substance to such Purchaser and its counsel.

          3I. Waiver. Any condition specified in this Section 3 may be waived as to any Purchaser if consented to by such Purchaser; provided that no such waiver shall be effective against any such Purchaser unless it is set forth in a writing executed by such Purchaser.

          Section 4. Conditions to the Obligations of Holdings and Manager to Issue Securities to PPC. The obligation of each of Holdings and Manager to issue Securities to PPC pursuant to this Agreement is subject to the consummation of the closing of the transactions contemplated by the Asset Purchase Agreement.

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          Section 5.  Representations and Warranties of Holdings.  Holdings
hereby represents and warrants to each Holdings Purchaser that as of the Closing and immediately thereafter:

          5A. Organization, etc. Holdings is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Holdings has the power and authority to carry on its business as now conducted and presently proposed to be con ducted and to carry out the transactions contemplated by this Agreement.

          5B. Capitalization and Related Matters. The issued and outstanding Equity Securities of Holdings shall consist of (a) 366,966 Holdings Preferred Units, (b) 385,508.55 Holdings Class A Common Units, (c) 2,250 Holdings Class B Common Units, (d) 2,250 Holdings Class C Common Units and (e) the obligation of Holdings to issue warrants to purchase Holdings Class B Common Units and Holdings Preferred Units on the terms and subject to the conditions set forth in the letter dated September 30, 1996 to First Union Corp. and CIBC Inc. from Holdings and the Manager attached as Exhibit D hereto. Except as contemplated by the Holdings LLC Agreement or the Securityholders Agreement, Holdings shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Securities. There are no statutory or contractual preemptive rights or rights of refusal with respect to the issuance of Holdings Units hereunder. Holdings has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Equity Securities, and the offer, sale and issuance of Holdings Units hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of Holdings's knowledge, there are no agreements between the holders of Holdings's Equity Securities with respect to the voting or transfer of Holdings's Equity Securities or with respect to any other aspect of Holdings's affairs, except for the Holdings LLC Agreement and the Securityholders Agreement.

          5C.  Subsidiaries; Investments.   As of the date hereof, Holdings
neither owns nor holds the right to acquire any Equity Securities or any other security or interest in any other Person other than Operating LLC.

          5D. Authorization; No Breach. The execution, delivery and performance by Holdings of this Agreement, the Holdings LLC Agreement, the Securityholders Agreement and all other agreements and instruments contemplated hereby to which Holdings is a party (collectively, the "Holdings Transaction Documents"), have been duly authorized by Holdings. Each of the Holdings Transaction Documents constitutes a valid and binding obligation of Holdings, enforceable in accordance with its terms, subject to the effects of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity. The execution and delivery by Holdings of Holdings Transaction Documents, the offering, sale and issuance of Holdings Units and the fulfillment of and compliance with the respective terms hereof and thereof by Holdings, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon Holdings's Equity Securities or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Holdings LLC Agreement,

                                      -5-
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or any law, statute, rule or regulation to which Holdings is subject, or any agreement, instrument, order, judgment or decree to which Holdings is subject.

          Section 6. Representations and Warranties of PIC. PIC hereby represents and warrants to each PIC Purchaser that as of the Closing and immediately thereafter:

          6A. Organization, etc. PIC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. PIC has the corporate power and authority to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

          6B. Capital Stock and Related Matters. The authorized capital stock of PIC shall consist of (a) 200,000 shares of PIC Preferred Stock, of which 121,000 shares shall be issued and outstanding and (b) 200,000 shares of PIC Common Stock, of which 121,000 shares shall be issued and outstanding. Except as contemplated by the Securityholders Agreement, PIC shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Securities. All of the outstanding shares of PIC Stock shall be authorized, validly issued and nonassessable. There are no statutory or contractual preemptive rights or rights of refusal with respect to the issuance of the PIC Stock hereunder. PIC has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Equity Securities, and the offer, sale and issuance of the PIC Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of PIC's knowledge, there are no agreements between PIC's stockholders with respect to the voting or transfer of the PIC Stock or with respect to any other aspect of PIC's affairs, except for the PIC Certificate and the Securityholders Agreement.

          6C.  Subsidiaries; Investments.   Except as contemplated in this
Agreement, PIC neither owns nor holds the right to acquire any Equity Securities or any other security or interest in any other Person.

          6D. Authorization; No Breach. The execution, delivery and performance by PIC of this Agreement, the Securityholders Agreement and all other agreements and instruments contemplated hereby to which PIC is a party (collectively, the "PIC Transaction Documents"), have been duly authorized by PIC. Each of the PIC Transaction Documents constitutes a valid and binding obligation of PIC, enforceable in accordance with its terms, subject to the effects of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity. The execution and delivery by PIC of the PIC Transaction Documents, the offering, sale and issuance of the PIC Stock and the fulfillment of and compliance with the respective terms hereof and thereof by PIC, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon PIC's Equity Securities or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the PIC Certificate, or any law, statute, rule or regulation to which PIC is subject, or any agreement, instrument, order, judgment or decree to which PIC is subject.

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          Section 7.  Representations and Warranties of Manager.  Manager hereby represents and warrants to each Manager Purchaser that as of the Closing and immediately thereafter:

          7A. Organization, etc. Manager is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Manager has the corporate power and authority to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

          7B. Capital Stock and Related Matters. The authorized capital stock of Manager shall consist of (a) 10,000 shares of Manager Class A Common Stock, of which 2,106 shares shall be issued and outstanding, (b) 10,000 shares of Manager Class B Common Stock, of which 1,200 shares shall be issued and outstanding and (c) the obligations of the Manager to issue warrants to purchase Manager Common Stock on the terms and subject to the conditions set forth in the letter dated September 30, 1996 to First Union Corp. and CIBC Inc. from Holdings and the Manager attached as Exhibit D hereto. Manager shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Securities. All of the outstanding Equity Securities of Manager shall be authorized, validly issued and nonassessable. There are no statutory or contractual preemptive rights or rights of refusal with respect to the issuance of the Manager Common Stock hereunder. Manager has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Equity Securities, and the offer, sale and issuance of the Manager Common Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of Manager's knowledge, there are no agreements between Manager's stockholders with respect to the voting or transfer of the Manager Common Stock or with respect to any other aspect of Manager's affairs, except for the Manager Certificate and the Securityholders Agreement.

          7C.  Subsidiaries; Investments.   Except as contemplated in this
Agreement, Manager neither owns nor holds the right to acquire any Equity Securities or any other security or interest in any other Person.

          7D. Authorization; No Breach. The execution, delivery and performance by Manager of this Agreement and the Securityholders Agreement and all other agreements and instruments contemplated hereby to which Manager is a party (collectively, the "Manager Transaction Documents"), have been duly authorized by Manager. Each of the Manager Transaction Documents constitutes a valid and binding obligation of Manager, enforceable in accordance with its terms, subject to the effects of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity. The execution and delivery by Manager of the Manager Transaction Documents, the offering, sale and issuance of the Manager Common Stock and the fulfillment of and compliance with the respective terms hereof and thereof by Manager, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon Manager's Equity Securities or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Manager Certificate, or any law,

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statute, rule or regulation to which Manager is subject, or any agreement, instrument, order, judgment or decree to which Manager is subject.

          Section 8. Purchasers' Investment Representations and Warranties. Each Purchaser hereby represents and warrants to each Issuer from which such Purchaser is purchasing Securities hereunder that:

          8A. Investment Intent. Such Purchaser is acquiring the Restricted Securities purchased hereunder for its own account with the present intention of holding such securities for investment purposes and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent such Purchaser and the subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 9 hereof, the Holdings LLC Agreement and the Securityholders Agreement.

          8B. Access to Information. Such Purchaser (i) has carefully reviewed the materials furnished to it in connection with the transaction contemplated hereby (including, without limitation, the Offering Memorandum prepared by Goldman, Sachs of May, 1996), (ii) has been granted the opportunity to ask questions of, and receive answers from, representatives of each Issuer from which it is purchasing Securities hereunder concerning the terms and conditions of the purchase of such Securities and to obtain any additional information that it deems necessary to verify the accuracy of the information contained in such materials and (iii) possesses knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in such Securities.

          8C. Accredited Investor. Such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          Section 9.   Restrictions on Transfers.

          9A. Restrictions. Restricted Securities of an Issuer are only transferable (i) pursuant to public offerings registered under the Securities Act, (ii) pursuant to Rule 144 or Rule 144A if such rules are available and
(iii) subject to the conditions specified in Section 9B below, any other legally available means of transfer pursuant to the Securities Act.

          9B. Procedure for Transfer. In connection with the transfer of any Restricted Securities of an Issuer (other than a transfer referred to in clauses
(i) or (ii) of Section 9A above), the holder thereof will deliver written notice to such Issuer describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to such Issuer's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of such Restricted Securities delivers to such Issuer an opinion of such counsel that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, such Issuer will, with respect to those Restricted Securities which are represented by certificates, promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act Legend set forth in Section 9C below. If such Issuer is not required to deliver new certificates for such Restricted

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Securities not bearing such legend, the holder thereof will not transfer the same until the prospective transferee has confirmed to such Issuer in writing its agreement to be bound by the agreements related to transfer of Restricted Securities contained in this Agreement.

          9C. Securities Act Legend. Each certificate representing Restricted Securities of an Issuer will be imprinted with a legend in substantially the following form (the "Securities Act Legend"):

     "The securities represented by this certificate were originally issued on September 30, 1996 and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Securities Purchase Agreement, dated as of September 30, 1996, as amended and modified from time to time, by and among the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

Whenever any of the certificated Restricted Securities of an Issuer cease to be Restricted Securities, the holder thereof will be entitled to receive from such Issuer, without expense, upon surrender to the Issuer of the certificate representing such securities, a new certificate representing such securities of like tenor but not bearing a legend of the character set forth above.

          Section 10.  Financial Statements.  Manager shall deliver to each
Purchaser:

          (a) As soon as available and in any event within thirty (30) days after the end of each month ending after the Closing, (i) unaudited consolidated balance sheets of Holdings and Manager and their Subsidiaries as of the end of such month and unaudited consolidated statements of income and cash flows for Holdings and Manager and their Subsidiaries for the month then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the corresponding period in the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles (subject to the absence of notes required by generally accepted accounting principles and subject to normal year-end adjustments) applied on a basis consistent with that of the preceding month or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such month and (ii) any financial reports of a type which Manager regularly prepares and delivers to directors of the Board in connection with regularly scheduled Board meetings, which reports have theretofore been prepared but not delivered to such Purchaser;

          (b) As soon as available and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ended September 30, 1996, (i) unaudited consolidated balance sheets of Holdings and Manager and their Subsidiaries as of the end of such fiscal quarter and unaudited consolidated statements of income and cash flows for Holdings and Manager and their Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the corresponding period in the preceding fiscal year, all in

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reasonable detail and prepared in accordance with generally accepted accounting principles (subject to the absence of notes required by generally accepted accounting principles and subject to normal year-end adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter and
(ii) if applicable, Manager's quarterly report on Form 10-Q for such quarterly period; and

          (c) As soon as available and in any event within 100 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1996, (i) an audited consolidated balance sheet of Holdings and Manager and their Subsidiaries as of the end of such fiscal year and audited consolidated statements of income and cash flows for Holdings and Manager and their Subsidiaries for the fiscal year then ended, in each case setting forth comparative figures as of the end of and for the preceding fiscal year, all in reasonable detail, together with a report thereon by a certified public accounting firm of recognized national standing that is not qualified as to scope of audit and to the effect that (A) such financial statements present fairly the consolidated financial condition and results of operations of Holdings and Manager and their Subsidiaries as of the dates and for the periods indicated in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during such year and (B) the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and (ii) if applicable, Manager's annual report on Form 10-K for such year; and

          (d) As soon as available and in any event within sixty (60) days after the end of each fiscal quarter of each fiscal year, beginning with the fiscal quarter ended September 30, 1996, unaudited statements of profit and loss (listing revenues, contribution profit and circulation figures) for each of the top twenty publications (ranked by revenues) of Holdings and Manager and their Subsidiaries for such fiscal quarter.

          Section 11.  Definitions.

          "Asset Purchase Agreement" means the Asset Purchase Agreement, dated as of August 15, 1996, between Manager and Petersen Publishing Corporation, a California corporation.

          "Commission" shall mean the Securities and Exchange Commission and any successor thereto.

          "Credit Agreement" means the Credit Agreement, dated as of September 30, 1996, among Operating LLC, First Union National Bank of North Carolina, as Administrative Agent (as defined in such Agreement) and Syndication Agent (as defined in such Agreement) CIBC, Inc., as Documentation Agent (as defined in such Agreement) and certain banks and other financial institutions, as amended, modified, supplemented, waived or restated, and including any agreement pursuant to which indebtedness thereunder is refinanced, as in effect from time to time.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

          "Equity Securities" means, with respect to a Person, any capital stock (if such Person is a corporation), partnership interests (if such Person is a partnership), limited liability company interests (if such Person is a limited liability company) and any other interest in, or securities of, such Person with profit participation features and any rights, warrants, options or other securities convertible into or exercisable or exchangeable for any such interests or securities.

          "Initial Public Offering" means, with respect to any Person, the sale of common equity securities of such Person (or any successor entity of such Person) in an underwritten public offering registered under the Securities Act.

          "Officer's Certificate" means a certificate signed by the Company's president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "Person" means any individual, general partnership, limited partnership, corporation, association, cooperative, joint stock company, trust, limited liability company, business trust, joint venture, unincorporated organization and governmental entity (or any department, agency or political subdivision thereof).

          "Restricted Securities" means the Securities issued hereunder and any securities issued with respect to such Securities by way of any stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities of an Issuer, such securities will cease to be Restricted Securities when (a) they have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) they have become eligible for sale pursuant to Rule 144 or Rule 144A or (c) an opinion of Kirkland & Ellis or other counsel which (to such Issuer's reasonable satisfaction) is knowledgeable in securities law matters to the effect that the transfer of such Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act and that no subsequent transfer of such Restricted Securities will require registration under the Securities Act has been delivered to such Issuer.

          "Rule 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Rule 144A" means Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Securities" means, collectively, Holdings Units, the PIC Stock and the Manager Common Stock issued pursuant to this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Securityholders Agreement" means the Securityholders Agreement, dated as of the date hereof, by and among the Issuers, the Purchasers and certain other Persons.

          "Subordinated Credit Agreement" means the Senior Subordinated Credit Agreement, dated as of September 30, 1996, among Operating LLC, First Union Corporation, as Agent (as such term is defined in such Agreement), the Guarantors named therein and the lenders named therein as amended, modified, supplemented, waived or restated, and including any agreement pursuant to which indebtedness thereunder is refinanced, as in effect from time to time.

          "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          Section 12. Escrow Arrangement. In order to facilitate the consummation of the transaction contemplated by this Agreement, prior to the Closing, each Purchaser other than PPC, Manager and PIC (collectively, the "Escrow Purchasers") has delivered funds in an amount equal to the purchase price to be paid by such Purchaser hereunder to an account designated by Manager (the "Escrow Account") pursuant to the terms of an escrow arrangement set forth on a letter signed by such Escrow Purchaser and Manager. Each party to this Agreement acknowledges and agrees that Manager is acting solely as an agent of each such Escrow Purchaser with respect to such funds and that the funds delivered into the Escrow Account are not an investment in Manager, PIC or Holdings until the transactions contemplated by this Agreement have been consummated.

          Section 13.  Miscellaneous.

          13A. Amendments and Waivers. Except as otherwise provided herein, (i) no modification, amendment or waiver of any provision hereof shall be effective unless such modification, amendment or waiver is approved in writing by Willis Stein, (ii) no modification, amendment or waiver of any provision hereof shall be effective against an Issuer unless such modification, amendment or waiver is approved in writing by such Issuer, (iii) no modification, amendment or waiver of any provision hereof which has a material adverse effect on any Purchaser's rights hereunder or which alters the amount of securities to be purchased by such Purchaser or the consideration to be paid therefor by such Purchaser shall be effective against such Purchaser unless such modification, amendment or waiver is approved in writing by such Purchaser and (iv) no amendment, modification or waiver of any provision of this Agreement which materially adversely affects the relative rights of a holder of Restricted Securities, if such effect would be borne disproportionately by such holder relative to other holders of Restricted Securities of the same class, shall be effective against such holder unless such modification, amendment or waiver is approved in writing by such holder. The failure of any party to enforce any provision of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          13B. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by any Purchaser or any Issuer or on behalf of any such party.

          13C.  Successors and Assigns.

          (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

          (ii) If a sale, transfer, assignment or other disposition of any Securities is made in accordance with the provisions of this Agreement and the Securityholders Agreement to any Person and such Securities remain Restricted Securities immediately after such disposition, such Person shall, at or prior to the time such Securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement and the Securityholders Agreement, each as theretofore amended.

          13D. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

          13E. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          13F. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          13G. Governing Law. The law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of each Issuer and the holders of the Securities issued by such Issuer hereunder. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          13H. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent by confirmed telecopy if received during normal business hours on a business day and otherwise on the first business day thereafter, one business day after being sent to the recipient by reputable overnight courier service (charges prepaid for overnight delivery) or five days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each party at the address indicated for such party below or on Schedule of Notice Addresses or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          If to Holdings, PIC or Manager:

              c/o Willis Stein & Partners, L.P.
              227 West Monroe Street, Suite 4300
              Chicago, IL  60606
              Attention:  Avy H. Stein
                          Daniel H. Blumenthal

          and to:

              Kirkland & Ellis
              200 East Randolph Drive
              Chicago, IL  60601
              Attention:  John A. Weissenbach, Esq.

          13I. Understanding Among the Purchasers. The determination of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. In addition, it is acknowledged by each of the other Purchasers that neither Willis Stein nor any of its affiliates has acted as an agent of such Purchaser in connection with making its investment hereunder and that neither Willis Stein nor any of its affiliates shall be acting as an agent of such Purchaser in connection with monitoring its investment hereunder.

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                BRIGHTVIEW COMMUNICATIONS GROUP, INC., in its capacity as an Issuer of Securities and as a Purchaser

                                By:  _________________________________
                                     Name:  Daniel H. Blumenthal
                                     Title: Vice President


                                PETERSEN INVESTMENT CORP., in its capacity as an Issuer of Securities and as a Purchaser

                                By:  ________________________________
                                     Name:  Daniel H. Blumenthal
                                     Title: Vice President


                                PETERSEN HOLDINGS, L.L.C.

                                By:  BrightView Communications Group, Inc.
                                Its: Managing Member

                                By:  _________________________________
                                     Name:  Daniel H. Blumenthal
                                     Title: Vice President


                                WILLIS STEIN & PARTNERS, L.P.

                                By:  Willis Stein & Partners, L.L.C.
                                Its: General Partner

                                By:  ________________________________
                                Its: Managing Director


                                PETERSEN PUBLISHING COMPANY

                                By:  ___________________________________
                                     Name:  Robert E. Petersen
                                     Title: Chairman of the Board

                                CHASE EQUITY ASSOCIATES, L.P.
                                By:  Chase Capital Partners
                                Its: General Partner

                                By:  ___________________________________
                                     Name:  Brian Richmond
                                     Title: General Partner


                                BANK AMERICA INVESTMENT CORPORATION

                                By:  ____________________________________
                                     Name:
                                     Title:


                                CIVC PARTNERS II

                                By:  ___________________________________
                                     Name:
                                     Title: A General Partner


                                CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.

                                By:  ___________________________________
                                     Name:
                                     Title:


                                ALLSTATE INSURANCE COMPANY

                                By:  ___________________________________
                                     Name:
                                     Title:

                                FUI, INC.

                                By:  ___________________________________
                                     Name:
                                     Title:

                                NORWEST EQUITY CAPITAL, L.L.C.

                                By:  Itasca NEC, L.L.C.
                                Its: Managing Member

                                By:  ___________________________________
                                     Name:
                                     Title:


                                NASSAU CAPITAL PARTNERS II, L.P.

                                By:  Nassua Capital, L.L.C.
                                Its: General Partner

                                By:  ___________________________________
                                     Name:
                                     Title:


                                NAS PARTNERS I, L.L.C.

                                By:  ___________________________________
                                     Name:
                                     Title:


                                ________________________________________
                                James D. Dunning, Jr.


                                ________________________________________
                                Laurence H. Bloch


                                ________________________________________
                                Stuart Karu


                                ________________________________________
                                Thomas J. Strauss


                                ________________________________________
                                Irwin Bard

                                ________________________________________
                                Bernard Shavitz

                                _______________________________________
                                 D. Claeys Bahrenburg

                                   EXHIBIT A
                                   ---------

                                   EXHIBIT B
                                   ---------

                          SCHEDULE OF NOTICE ADDRESSES
                          ----------------------------
                                  PAGE 1 OF 2

SECURITYHOLDER                                                                   NOTICE ADDRESS
Willis Stein & Partners, L.P.                                            227 W. Monroe St., Suite 4300
                                                                         Chicago, IL  60606
                                                                         Attn:  Avy H. Stein and Daniel H. Blumenthal

Petersen Publishing Company                                              6420 Wilshire Blvd.
                                                                         Los Angeles, CA  90048
                                                                         Attn:  Robert E. Petersen

Chase Equity Associates, L.P.                                            380 Madison Ave., 12th Floor
                                                                         New York, NY  10017-2951
                                                                         Attn:  Brian J. Richmond

Bank America Investment Corporation                                      c/o Continental Illinois Venture
                                                                         231 S. LaSalle St.
                                                                         Chicago, IL  60697
                                                                         Attn:  Marcus D. Wedner

CIVC Partners II                                                         Continental Illinois Venture
                                                                         231 S. LaSalle St.
                                                                         Chicago, IL  60697
                                                                         Attn:  Marcus D. Wedner

Allstate Insurance Company                                               3075 Sanders Rd., Suite G5D
                                                                         Northbrook, IL  60062-7127
                                                                         Attn:  John M. Goense

FUI, Inc.                                                                First Union Capital Partners
                                                                         Investment Bank Division
                                                                         One First Union Center
                                                                         301 S. College St., 5th Flr.
                                                                         Charlotte, NC 28288-0604
                                                                         Attn:  Scott B. Perper

CIBC WG Agosy Merchant Fund 2, L.L.C.                                    425 Lexington Ave., 3rd Floor
Securities Corp.                                                         New York, NY  10017
                                                                         Attn:  Jay R. Bloom

Norwest Equity Capital, L.L.C.                                           2800 Piper Jaffray Tower
                                                                         222 S. Ninth St.
                                                                         Minneapolis, MN  55402-3388
                                                                         Attn:  John E. Lindahl

Nassau Capital Partners II, L.P.                                         22 Chambers St.
                                                                         Princeton, NJ  08542
                                                                         Attn:  John G. Quigley

NAS Partners I, L.L.C.                                                   22 Chambers St.
                                                                         Princeton, NJ  08542
                                                                         Attn:  John G. Quigley

James D. Dunning, Jr.                                                    The Dunning Group
                                                                         333 Ludlow St., 5th Floor
                                                                         Stamford, CT  06902

Laurence H. Bloch                                                        TransWestern Publishing
                                                                         8344 Clairemont Mesa
                                                                         San Diego, CA  92111


                         SCHEDULE OF NOTICE ADDRESSES
                         ----------------------------
                              PAGE 2 OF 2 CONT'D.


         SECURITYHOLDER                      NOTICE ADDRESS
Thomas J. Strauss                        241 Central Park West
                                         Apt. 16F
                                         New York, NY  10024

Stuart Karu                              200 Ocean Ave.
                                         Kennebunkport, ME  04046

Bernard Shavitz                          7777 Afton Court
                                         Boca Raton, FL  33433

Irwin Bard                               1 Huckleberry Lane
                                         Oyster Bay, NY  11771
